UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 12, 2026

Octave Intelligence plc
(Exact Name of Registrant as Specified in its Charter)

Ireland	001-43124	98-1878833
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)
305 Intergraph Way, Madison, Alabama 35758
(Address of principal executive offices, including zip code)
(256) 730-2000
(Registrant’s telephone number, including area code)

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
B Ordinary Shares	OCTV	The Nasdaq Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
In connection with the Distribution (as defined below), the Articles and Memorandum of Association of Octave Intelligence plc (the “Company” or “Octave”) have been amended and restated.
A summary of the material provisions of the Articles and Memorandum of Association can be found in the section entitled “Description of our Share Capital” in the Information Statement (as defined below). This summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles and Memorandum of Association, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 8.01.    Other Events.
The Company previously filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form 10, initially filed with the SEC on February 11, 2026 (as amended, the “Registration Statement”), relating to the distribution by Hexagon AB (“Hexagon”) to holders of its Class A Shares and Class B Shares (together, “Hexagon Shares”) of all of the issued share capital of the Company, consisting of Class A Ordinary Shares and Class B Ordinary Shares (together, “Octave Shares”) (the “Distribution”).
On May 12, 2026, the Registration Statement was declared effective by the SEC. The Registration Statement includes a preliminary information statement that describes the Distribution and provides important information regarding the Company’s business and management. The final information statement, dated May 12, 2026 (the “Information Statement”), is attached hereto as Exhibit 99.1.
As further described in the Information Statement, subject to the satisfaction or waiver of certain conditions, the Distribution is expected to be completed at 1:30 p.m., Stockholm time, on May 22, 2026 (the “Distribution Date”). Octave Shares will be distributed to holders of record of Hexagon Shares as of May 22, 2026, which will be the record date for the Distribution. As a result of the Distribution, on the Distribution Date, each holder of Hexagon Shares will receive one (1) Octave Class A Ordinary Share for every ten (10) Hexagon Class A Shares and one (1) Octave Class B Ordinary Share for every ten (10) Hexagon Class B Shares in each case held on the record date. The Octave Shares will be delivered to holders of record, other than holders of Octave Class A Ordinary Shares and affiliates of Hexagon, in the form of Swedish Depository Receipts each representing one (1) Octave Class B Ordinary Share (“Octave SDRs”).
The Company has also prepared a prospectus regarding the admission to trading on Nasdaq Stockholm AB (“Nasdaq Stockholm”) of the Octave SDRs. The prospectus has been approved and registered by the Swedish Financial Supervisory Authority.
The first day of “when-issued” trading in Octave Class B Ordinary Shares on the Nasdaq Stock Market in New York (“Nasdaq New York”) is expected to be May 21, 2026.
The first day of “regular-way” trading in Octave SDRs on Nasdaq Stockholm is expected to be May 25, 2026, and delivery of Octave SDRs is expected to occur on May 26, 2026.
The first day of “regular-way” trading in Octave Class B Ordinary Shares on Nasdaq New York is expected to be May 28, 2026.
Forward-Looking Statements
This Current Report on Form 8-K (“Report”) contains forward-looking statements, including with respect to the Distribution, timing of “regular-way” trading and other matters. When used in this Report, words such as “anticipate”, “believe”, “estimate”, “expect”, “intend”, “plan”, “project” and “will” are intended to identify forward-looking statements. They may involve risks and uncertainties, including technological advances, product demand and market acceptance, regulatory approvals or other requirements, the effect of economic conditions, the impact of competitive products and pricing, foreign currency exchange rates and other risks. These forward-looking statements reflect the views of Octave’s management as of the date made with respect to future events and are subject to risks and uncertainties. All of these forward-looking statements are based on estimates and assumptions made by Octave’s management and are believed to be reasonable, though are inherently uncertain and difficult to predict. Actual results or experience could differ materially from the forward-looking statements. Octave disclaims any intention or obligation to update these forward-looking statements. Forward-looking statements are not guarantees of future performance and the actual results of Octave’s operations and the development of the markets and the industry in which Octave operates or other outcomes suggested by such forward-looking statements may differ materially from those described in, or suggested by, the forward-looking statements contained in this Report.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are filed as part of this Report.

Exhibit No.	Description of Exhibits

3.1	Articles and Memorandum of Association of Octave Intelligence plc

99.1	Information Statement of Octave Intelligence plc, dated May 12, 2026

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Octave Intelligence plc
(Registrant)

Date:	May 12, 2026	By:	/s/ Mattias Stenberg
			Name:	Mattias Stenberg
			Title:	Chief Executive Officer